Exhibit 10.1

     This Amendment No. 5, dated as of June 30, 2000, to the Amended and Restated Decommissioning Trust Agreement (PVNGS Unit 2), dated as of January 31, 1992, as amended by Amendment No. 1 thereto dated as of November 1, 1992, Amendment No. 2 thereto dated as of November 1, 1994, Amendment No. 3 thereto dated as of June 20, 1996, and Amendment No. 4 thereto dated as of December 16, 1996 (the "Decommissioning Trust Agreement"; terms used herein as therein defined), is entered into between Arizona Public Service Company ("APS"), State Street Bank and Trust Company, as successor to The First National Bank of Boston, as Owner Trustee and as Lessor, and Mellon Bank, N.A., as Decommissioning Trustee ("Decommissioning Trustee").

                                R E C I T A L S:

     WHEREAS, the parties hereto wish to amend the investment parameters for the Decommissioning Trust Fund and the Second Fund contained in Exhibit B to the Decommissioning Trust Agreement;

     NOW,  THEREFORE,  in  consideration  of the  premises and of other good and
valuable   consideration,   receipt   and   sufficiency   of  which  are  hereby
acknowledged, the parties hereto agree as follows:

                              A G R E E M E N T S:

     SECTION 1. Amendment.

     Paragraph (l) of Exhibit B to the Decommissioning Trust Agreement is hereby deleted and is replaced in its entirety by the following:

     (l) (x) corporate equity securities, including, but not limited to, investment in units of common or collective trust funds investing in corporate equity securities; including, but not limited to, the Decommissioning Trustee's Nuclear Decommissioning Trust Equity Index Fund (the "NDT Equity Index Fund") and (y) obligations not included in clauses (a) through (k) issued or guaranteed by a person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, including Federal Intermediate Credit Bank, Banks for Cooperatives, Federal Land Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation; provided, that no more than fifty percent (50%) of the aggregate assets of the Funds may be invested in securities described in (x) and (y) of this subparagraph (l) during the period from June 27, 1996 through December 31, 2003, no more than thirty percent (30%) during the period from January 1, 2004 through December 31, 2006, and no more than fifteen percent (15%) during the period from January 1, 2007 through January 31, 2010; and provided further that after January 31, 2010, no investments shall be made in such securities.

     SECTION 2. Effectiveness.

     This Amendment No. 5 shall become effective as of the date hereof upon the execution and delivery of a counterpart of this Amendment No. 5 by each of the parties hereto.

     SECTION 3. Miscellaneous

     (a)  Full Force and Effect.

     Except as expressly provided herein, the Decommissioning Trust Agreement shall remain unchanged and in full force and effect. Each reference in the Decommissioning Trust Agreement and in any exhibit or schedule thereto to "this Agreement," "hereto," "hereof" and terms of similar import shall be deemed to refer to the Decommissioning Trust Agreement as amended hereby.

     (b)  Counterparts.

     This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart.

     (c)  Arizona Law.

     This Amendment No. 5 shall be construed in accordance with and governed by the law of the State of Arizona.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Decommissioning Trust Agreement to be duly executed as of the day and year first above written.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By Barbara M. Gomez
                                           -------------------------------------

                                        Title Treasurer
                                              ----------------------------------

                                        MELLON BANK N.A., as
                                        Decommissioning Trustee


                                        By Gerald T. McDermott
                                           -------------------------------------

                                        Title Vice President
                                              ----------------------------------


                                        STATE STREET BANK AND TRUST COMPANY,  as
                                        Owner  Trustee  under a Trust  Agreement
                                        with Security  Pacific  Capital  Leasing
                                        Corporation   and  as  Lessor   under  a
                                        Facility   Lease  with  Arizona   Public
                                        Service Company


                                        By John Correia
                                           -------------------------------------

                                        Title Assistant Vice President
                                              ----------------------------------


                                        STATE STREET BANK AND TRUST COMPANY,  as
                                        Owner Trustee under a Trust Agreement with Emerson Finance Co. and as Lessor under a Facility Lease with Arizona Public Service Company


                                        By John Correia
                                           -------------------------------------

                                        Title Assistant Vice President
                                              ----------------------------------

STATE OF ARIZONA         )
                         )  ss.
County of Maricopa       )

     The foregoing instrument was acknowledged before me this 8th day of December, 2000, by Barbara M. Gomez, the Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, on behalf of said corporation.


                                        Suzanne W. Debes
                                        ----------------------------------------
                                        Notary Public

My commission expires:

June 20, 2003
----------------------



STATE OF PENNSYLVANIA               )
                                    ) ss.
County of Allegheny                 )

     The foregoing instrument was acknowledged before me this 14th day of December, 2000, by Gerald T. McDermott, a Trust Officer of MELLON BANK, N.A., a corporation having trust powers, as Decommissioning Trustee, on behalf of said corporation.


                                        Leona Esken
                                        ----------------------------------------
                                        Notary Public

My commission expires:

11-18-02
----------------------

STATE OF MASSACHUSETTS              )
                                    )  ss.
County of Suffolk                   )

     The foregoing instrument was acknowledged before me this 7th day of December, 2000, by John Correia, the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Security Pacific Capital Leasing Corporation, and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


                                        James M. Coolidge
                                        ----------------------------------------
                                        Notary Public

My commission expires:

June 19, 2003
----------------------



STATE OF MASSACHUSETTS              )
                                    )  ss.
County of Suffolk                   )

     The foregoing instrument was acknowledged before me this 7th day of December, 2000, by John Correia, the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its capacity as Owner Trustee under a Trust Agreement with Emerson Finance Co., and as Lessor under a Facility Lease with Arizona Public Service Company, on behalf of said association in such capacities.


                                        James M. Coolidge
                                        ----------------------------------------
                                        Notary Public

My commission expires:

June 19, 2003
----------------------